SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

LIONS GATE ENTERTAINMENT CORP.

(Name of registrant as specified in its charter)

MR. JAY FIRESTONE

DR. MICHAEL DORNEMANN

MR. CHRISTOPHER J. MCGURK

MR. DANIEL A. NINIVAGGI

DR. HAROLD T. SHAPIRO

MR. CARL C. ICAHN

MR. BRETT ICAHN

MR. JESSE LYNN

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN FUND S.À R.L.

DAAZI HOLDING B.V.

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN PARTNERS MASTER FUND II LP

ICAHN PARTNERS MASTER FUND III LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

7508921 CANADA INC.

(Name of person(s) filing proxy statement, if other than the registrant)

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PRELIMINARY COPY

SUBJECT TO COMPLETION

2010 ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF

LIONS GATE ENTERTAINMENT CORP.

PROXY STATEMENT

OF

MR. JAY FIRESTONE

DR. MICHAEL DORNEMANN

MR. CHRISTOPHER J. MCGURK

MR. DANIEL A. NINIVAGGI

DR. HAROLD T. SHAPIRO

MR. CARL C. ICAHN

MR. BRETT ICAHN

MR. JESSE LYNN

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN FUND S.À R.L.

DAAZI HOLDING B.V.

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN PARTNERS MASTER FUND II LP

ICAHN PARTNERS MASTER FUND III LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

7508921 CANADA INC.

To Our Fellow Lions Gate Shareholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to shareholders (“Shareholders”) of Lions Gate Entertainment Corp., 2700 Colorado

Avenue, Suite 200, Santa Monica, California 90404 and 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia V6E 2E9 (“Lions Gate,” the “Corporation” or the “Company”), in connection with the solicitation of proxies by Mr. Carl C. Icahn and the other Participants (as defined below under “Participants in Solicitation of Proxies”), to be used at the 2010 Annual General Meeting of Shareholders of Lions Gate (the “Annual Meeting”) which is scheduled to be held at the SLS Hotel, 465 S. La Cienega Boulevard, Los Angeles, California 90048, on Tuesday, December 14, 2010 at 10:00 a.m. local time, and at any adjournments, postponements or continuations thereof. This Proxy Statement and the GOLD proxy card are first being furnished to Shareholders on or about [    ], 2010.

At the Annual Meeting, the Participants will seek to elect to the Board of Directors (“Board”) of Lions Gate the following persons (each a “Nominee” and collectively, the “Nominees”):

MR. JAY FIRESTONE

DR. MICHAEL DORNEMANN

MR. CHRISTOPHER J. MCGURK

MR. DANIEL A. NINIVAGGI

DR. HAROLD T. SHAPIRO

Each of our Nominees has consented to being named in this Proxy Statement and, if elected, to serve as a director.

Under the proxy rules, we may solicit proxies for our Nominees only, which would result in limiting the ability of Shareholders that would like to vote for our Nominees to fully exercise their voting rights to vote for up to a full complement of twelve directors. Alternatively, we may solicit proxies in support of our Nominees and also seek authority to vote for all of the Lions Gate nominees other than those Lions Gate nominees we specify. This would enable a Shareholder who desires to vote for a full complement of twelve director nominees to use the GOLD proxy card to vote for our Nominees as well as the Lions Gate nominees for whom we are seeking authority to vote, other than those nominees for whom the Shareholder specifically withholds our authority to vote. We have determined to nominate a slate of five Nominees, being Jay Firestone, Michael Dornemann, Christopher McGurk, Daniel Ninivaggi and Harold Shapiro, and are seeking authority to vote for all of the Lions Gate nominees other than: Michael Burns, Harald Ludwig, G. Scott Paterson, Mark H. Rachesky, M.D. and Hardwick Simmons. As a result, should a Shareholder so authorize us on the GOLD proxy card, we would cast votes for our five Nominees and seven Lions Gate nominees. None of the Lions Gate nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected, and there is no assurance they will do so. Additionally, if Lions Gate withdraws its nomination of the respective individuals for which we seek authority to vote, our GOLD proxy card will not allow such Shareholder to utilize the GOLD proxy card to vote for such individual.

THE PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD FOR JAY FIRESTONE, MICHAEL DORNEMANN, CHRISTOPHER MCGURK, DANIEL NINIVAGGI AND HAROLD SHAPIRO AS DIRECTORS.

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The Nominees and each of the other Participants have no interest in Lions Gate other than through the beneficial ownership (if any) of Lions Gate’s common shares (the “Lions Gate Shares”) or other securities (if any) of Lions Gate, except as disclosed herein, including the Annexes hereto, and in the case of Jay Firestone, Michael Dornemann, Christopher McGurk and Harold Shapiro, pursuant to an agreement in which certain affiliates of Carl Icahn have agreed to pay each of Jay Firestone, Michael Dornemann, Christopher McGurk and Harold Shapiro US$15,000 and to indemnify them with respect to certain costs incurred by them in connection with the proxy contest relating to the Annual Meeting (the “Nominee Agreement”).

In addition, on July 20, 2010, the Icahn Parties (as defined below under “Participants in Solicitation of Proxies”) and certain entities affiliated with Carl Icahn (the “Icahn Group”), and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (together with the Icahn Group, the “Offeror”), commenced a tender offer to purchase up to all of the issued and outstanding Lions Gate Shares, including Lions Gate Shares that become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares, for US$7.50 per Lions Gate Share upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular dated July 20, 2010, as amended (the “Offer to Purchase and Circular”), and the Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular. The Offer to Purchase and Circular and related documents were filed under cover of Schedule TO (the “Schedule TO”) with the U.S. Securities and Exchange Commission (the “Commission”) on July 20, 2010, and the Schedule TO was amended by the Offeror on each of July 26, 2010, August 11, 2010, August 31, 2010, October 12, 2010, October 22, 2010, October 29, 2010, November 3, 2010, November 12, 2010 and November 22, 2010. The tender offer is currently open for acceptance until 11:59 p.m. (Vancouver time) on December 2, 2010, unless extended or withdrawn by the Offeror. The foregoing description of the tender offer is qualified in its entirety by the Offer to Purchase and Circular, as amended, and the related Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery which have been filed with the Commission by the Offeror and are available at www.sec.gov. Such documents have also been filed with Canadian securities authorities and are available at www.sedar.com.

IF YOU OWNED LIONS GATE SHARES AS OF 5:00 P.M. (EASTERN STANDARD TIME) ON THE RECORD DATE AND HAVE TENDERED OR PLAN TO TENDER YOUR LIONS GATE SHARES INTO THE TENDER OFFER, YOU MAY STILL PROVIDE A PROXY TO US TO VOTE YOUR TENDERED LIONS GATE SHARES AND WE URGE YOU TO FOLLOW THE INSTRUCTIONS IN THIS PROXY STATEMENT.

MR. JAY FIRESTONE, DR. MICHAEL DORNEMANN, MR. CHRISTOPHER J. MCGURK, MR. DANIEL A. NINIVAGGI AND DR. HAROLD T. SHAPIRO ARE COMMITTED TO ACTING IN THE BEST INTEREST OF LIONS GATE AND ALL SHAREHOLDERS OF LIONS GATE. THE PARTICIPANTS URGE YOU TO VOTE YOUR GOLD PROXY CARD FOR MR. JAY FIRESTONE, DR. MICHAEL DORNEMANN, MR. CHRISTOPHER J. MCGURK, MR. DANIEL A. NINIVAGGI AND DR. HAROLD T. SHAPIRO.

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IMPORTANT

According to the definitive proxy statement for the Annual Meeting filed by Lions Gate with the Commission on November 19, 2010 (“Lions Gate’s Proxy Statement”), Lions Gate’s Articles and applicable law, the election of each Nominee requires the affirmative vote of a majority of Lions Gate Shares cast by the Shareholders present or represented by proxy at the Annual Meeting at which a quorum is present. Abstentions and broker non-votes will not be counted in determining the number of votes necessary for the election of each of the nominated directors. As a result, your vote is extremely important. We urge you to mark, sign, date, and return the enclosed GOLD proxy card to vote FOR the election of each Nominee.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY LIONS GATE. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY EXECUTING A VOTE VIA THE INTERNET, BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, BY FAXING A LATER-DATED GOLD PROXY CARD TO (412) 299-9191. OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE “VOTING PROCEDURES” AND “PROXY PROCEDURES” BELOW.

If you attend the Annual Meeting and you beneficially own Lions Gate Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to cancel your prior given proxy card. You must have written authority from the record owner to vote the Lions Gate Shares in such record holder’s name at the Annual Meeting. Contact D.F. King & Co., Inc. at the number shown in this Proxy Statement for assistance or if you have any questions.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Shareholders call toll-free: (800) 714-3313

Banks and Brokers call collect: (212) 269-5550

This Proxy Statement, as well as other proxy materials distributed by the Participants, are available free of charge online at www.dfking.com/lionsgate.

Only holders of record of Lions Gate Shares at 5:00 p.m. (Eastern Standard Time) on November 12, 2010 (the “Record Date”) are entitled to receive notice of and to vote the Lions Gate Shares they held on the Record Date at the Annual Meeting or any continuations, adjournments or postponements thereof. According to Lions Gate’s Proxy Statement, there were 136,694,840 Lions Gate Shares issued and outstanding as of the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Lions Gate Share held on the Record Date.

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As of the Record Date, the Participants (as defined below) and their affiliates beneficially owned an aggregate of 44,772,451 Lions Gate Shares, representing approximately 32.72% of the outstanding Lions Gate Shares (or approximately 37.13% if the Dilution Transactions (as defined below under “Legal Proceedings”) are rescinded by a court of competent jurisdiction). The Participants and their affiliates intend to vote such Lions Gate Shares FOR the election of the Nominees.

VOTE TODAY FOR THE NOMINEES BY USING THE GOLD PROXY CARD TO VOTE VIA THE INTERNET, BY MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU OR BY MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD VIA FACSIMILE TO (412) 299-9191.

PARTICIPANTS IN SOLICITATION OF PROXIES

In addition to the Nominees (who are Jay Firestone, Michael Dornemann, Christopher McGurk, Daniel Ninivaggi and Harold Shapiro), the participants in the solicitation of proxies (the “Participants”) from Shareholders of Lions Gate include the following: High River Limited Partnership, a Delaware limited partnership (“High River”), Hopper Investments LLC, a Delaware limited liability company (“Hopper”), Barberry Corp., a Delaware corporation (“Barberry”), Icahn Partners LP, a Delaware limited partnership (“Icahn Partners”), Icahn Partners Master Fund LP, a Cayman Islands limited partnership (“Icahn Master”), Icahn Partners Master Fund II LP, a Cayman Islands limited partnership (“Icahn Master II”), Icahn Partners Master Fund III LP, a Cayman Islands limited partnership (“Icahn Master III”), Beckton Corp., a Delaware corporation (“Beckton”), Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”), Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Enterprises Holdings”), IPH GP LLC, a Delaware limited liability company (“IPH”), Icahn Capital LP, a Delaware limited partnership (“Icahn Capital”), Icahn Onshore LP, a Delaware limited partnership (“Icahn Onshore”), Icahn Offshore LP, a Delaware limited partnership (“Icahn Offshore”), Icahn Fund S.à r.l., a Luxembourg limited liability company (“Icahn S.à r.l.”), Daazi Holding B.V., a Netherlands limited liability company (“Daazi Holding”), 7508921 Canada Inc., a Canadian corporation (“7508921 Canada”), Carl C. Icahn, Brett Icahn and Jesse Lynn.

As Chief Executive Officer of Icahn Capital, and certain related entities, Carl Icahn’s principal occupation is managing private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III. Brett Icahn is an investment analyst for Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, a position he has held since 2002. Brett Icahn is the son of Carl Icahn. Brett Icahn may participate in soliciting proxies from Lions Gate Shareholders. Jesse Lynn is Assistant General Counsel of Icahn Enterprises LP, a limited partnership that is indirectly controlled by Carl Icahn.

Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III (collectively, the “Funds”) and High River (together with the Funds, the “Icahn Parties”), are entities controlled by Carl Icahn. Daniel Ninivaggi is an employee and officer of Icahn Enterprises (defined below) and may participate in soliciting proxies from Lions Gate Shareholders. Mr. Ninivaggi does not own beneficially any interest in securities of Lions Gate and will not receive any special compensation in connection with this solicitation.

In consideration of providing certain investment advisory, administrative and back office services to the Funds, Icahn Onshore, the general partner of Icahn Partners and Icahn Offshore, the general partner of Icahn Master, Icahn Master II and Icahn Master III, (together, the “General Partners”), are allocated from the Funds on an annual basis (i) special profits interest allocations ranging from 1.5% to 2.5% of the balance in each of the Funds’ capital

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accounts attributable to fee-paying investors, but such allocations are made only to the extent that there are sufficient profits to cover such amounts, and (ii) incentive allocations, subject to a “Highwater Mark” (whereby the General Partners do not earn incentive allocations during a particular year even though the Funds had a positive return in such year until losses in prior periods are recovered), ranging from 15% to 25% of the net profits generated by fee-paying investors of the Funds. Therefore, the amounts received by the General Partners will be affected by the combination of fee-paying assets under management and the investment performance of the Funds (including any increase or decrease in the value of the Lions Gate Shares). The General Partners are owned by Icahn Capital, which is a subsidiary of Icahn Enterprises L.P., a New York Stock Exchange (“NYSE”) listed master limited partnership (“Icahn Enterprises”). Carl Icahn is the indirect owner of the general partner of Icahn Enterprises and the indirect holder of approximately 92.46% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises.

Annex A attached hereto sets forth, as to the Nominees and the other Participants, all transactions in securities of Lions Gate effected during the past two years and their beneficial ownership of securities of Lions Gate.

With respect to each Participant (including the Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Lions Gate, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant’s affiliates or associates have any arrangement or understanding with any person with respect to (A) any future employment by Lions Gate or its affiliates or (B) any future transactions to which Lions Gate or any of its affiliates will or may be a party.

On June 16, 2009, Massify, LLC, of which Brett Icahn is a co-founder, entered into an agreement with a subsidiary of Lions Gate pursuant to which Massify, LLC would create and manage an online short filmmaking contest. Pursuant to this agreement, the Lions Gate subsidiary and Massify, LLC would have certain exclusivity, production and negotiation rights with respect to the submitted films. The agreement sets forth the participation of the parties in revenues derived from feature-length movies or other productions based on the submitted films. In addition, under the agreement, Massify, LLC may be entitled to a producer fee of 2.5% of the budget of the first of certain feature-length movies (if any) produced by the Lions Gate subsidiary based on the contest submissions (or for a production other than a feature-length movie, a producer fee in an amount to be agreed).

On October 6, 2009, Lions Gate executed a letter agreement with Icahn Sourcing LLC (“Icahn Sourcing”), an entity that provides sourcing services to certain portfolio companies associated with the Icahn Group. Pursuant to the letter agreement, Lions Gate has agreed that Icahn Sourcing may disclose certain information about Lions Gate to potential suppliers of goods and services, but Lions Gate is not obligated to purchase any goods or services until such time as it enters into a specific agreement with such supplier. No fees are paid by either Icahn Sourcing or Lions Gate in connection with the sourcing arrangement contemplated by the letter agreement.

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On July 9, 2010, Carl Icahn and Lions Gate entered into a 10-day “standstill” agreement which provided, among other things, that the Icahn Group and Lions Gate would work together on certain acquisition opportunities and that Lions Gate would not: (i) set a record date with respect to the Annual Meeting or any special meeting of Shareholders before September 2, 2010; or (ii) take certain other actions adverse to the interests of the Icahn Group. The agreement terminated on July 19, 2010. The foregoing description of the standstill agreement is only a summary and is qualified in its entirety by the full text of the standstill agreement which has been filed with the Commission by Lions Gate and the Icahn Group and is available at www.sec.gov and www.sedar.com.

TENDER OFFER

On July 20, 2010, the Offeror commenced a tender offer to purchase up to all of the issued and outstanding Lions Gate Shares, including Lions Gate Shares that become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares, for US$7.50 per Lions Gate Share upon the terms and subject to the conditions set forth in the Offer to Purchase and Circular and the Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular, and related documents that the Offeror filed with the Commission on July 20, 2010. The tender offer is currently open for acceptance until 11:59 p.m. (Vancouver time) on December 2, 2010, unless extended or withdrawn by the Offeror.

The foregoing description of the tender offer and related documents is qualified in its entirety by the Offer to Purchase and Circular and the related Letter of Acceptance and Transmittal and Notice of Guaranteed Delivery which have been filed with the Commission by the Offeror and are available at www.sec.gov and www.sedar.com.

PROPOSAL 1 – ELECTION OF DIRECTORS

Given that Carl Icahn and the other Participants believe that the Company has not yet been able to, among other things, reverse declining shareholder value over the past five years and develop strategies that will enhance returns for all Shareholders, Carl Icahn and the other Participants believe that a change in Board composition at Lions Gate is necessary to enhance the financial performance of the Company. The Nominees are committed to the best interests of Lions Gate and all Lions Gate Shareholders and intend to work to improve Lions Gate’s financial performance and shareholder value. The Icahn Group believe that the Nominees, based upon their experiences as disclosed herein, can help to effect positive change at the Company.

Each Nominee, if elected, would serve until the date of Lions Gate’s 2011 annual general meeting of Shareholders or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with Lions Gate’s Articles or applicable law. Background information about each of the Nominees is set forth below and in the Annexes attached hereto.

According to Lions Gate’s Proxy Statement, the Board intends to nominate twelve candidates for election as directors at the Annual Meeting. This Proxy Statement is soliciting

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proxies to elect Jay Firestone, Michael Dornemann, Christopher McGurk, Daniel Ninivaggi and Harold Shapiro, and to enable Shareholders to vote for the Lions Gate nominees other than: Michael Burns, Harald Ludwig, G. Scott Paterson, Mark H. Rachesky, M.D. and Hardwick Simmons. Therefore, should a Shareholder so authorize us, we will cast votes for our five Nominees and seven Lions Gate nominees. None of such Lions Gate nominees for whom we seek authority to vote have agreed to serve with any of our Nominees, if elected, and there is no assurance they will do so.

If elected, the Nominees will be a minority of the directors and will not alone be able to adopt resolutions. However, the Nominees expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with other Board members, the Nominees believe they can effect positive change at the Company. Carl Icahn has an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of securities, as further described in Annex A. Jay Firestone, Michael Dornemann, Christopher McGurk and Harold Shapiro are each party to a Nominee Agreement, substantially in the form attached hereto as Annex B, pursuant to which the Icahn Parties have agreed to pay certain fees to each such Nominee and to indemnify each such Nominee with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual Meeting. Except as disclosed in this Proxy Statement, including the Annexes attached hereto and as provided in the Nominee Agreement (which, among other things, provides for a payment to Jay Firestone, Michael Dornemann, Christopher McGurk and Harold Shapiro of US$15,000), none of the Nominees will receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. Jay Firestone, Michael Dornemann, Christopher McGurk and Harold Shapiro have an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement.

The Nominees would not be barred from being considered independent under the independence requirements of the NYSE and the independence standards applicable to Lions Gate under paragraph (a)(1) of Item 407 of Regulation S-K under the Exchange Act or the independence standards under National Instrument 58-101 Disclosure of Corporate Governance Practices of the Canadian Securities Administrators.

Mr. Jay Firestone, age 54

Mr. Jay Firestone is one of Canada’s most successful and prolific film and television producers. Since he founded the company in 2006, Mr. Firestone has been the Chairman and Chief Executive Officer of Prodigy Pictures Inc. (“Prodigy Pictures”), an emerging leader in the production of quality film, television and cross-platform media. Its credits include the critically acclaimed feature Stuck and the television mini-series XIII, broadcast on Canwest and NBC. In 2010, Prodigy Pictures produced the highly successful first season of Lost Girl for Showcase Television and is currently developing season two. Previously, Mr Firestone established Fireworks Entertainment Inc. (“Fireworks Entertainment”) in 1996 to produce, distribute and finance television programs and feature films. After a successful initial public offering in 1997, Fireworks Entertainment was acquired by CanWest Global Communications Corp. in May 1998, and as Chairman and Chief Executive Officer of Fireworks

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Entertainment, Mr. Firestone oversaw the company’s Los Angeles and London based television operations, as well as its Los Angeles feature film division, Fireworks Pictures. This entity was responsible for such films as Rules of Engagement, Rat Race, Hardball, I-60, American Rhapsody and The Believer, winner of Best Film at the Moscow International Film Festival, 2001, and awarded the Grand Jury Award at the 2001 Sundance Film Festival.

Mr. Firestone has served on the Board of Directors for both the Academy of Canadian Cinema and Television and the Board of Directors of the ATAS (Academy of Television Arts and Sciences) International Council in Los Angeles. Mr. Firestone received a Bachelor of Commerce (Honors) from McMaster University and a Chartered Accountants Designation from the Institute of Charter Accountants of Ontario. Based upon his extensive experience in the film industry, the Icahn Parties believe that Mr. Firestone has the requisite set of skills to serve as a Board member of Lions Gate.

The business address of Mr. Firestone is c/o Prodigy Pictures, Inc., 85 Bloor Street East, Suite 1413, Toronto, Ontario M4W 3Y1. Mr. Firestone resides in Toronto, Ontario.

Dr. Michael Johanne Heinrich Dornemann, age 65

Dr. Michael Dornemann is an entertainment and marketing executive with more than 30 years of management consulting, corporate development, strategic advisory and media experience. Since 2001, Dr. Dornemann has served on several boards and currently serves on the board of directors of Jet Set AG, a worldwide fashion company based in Switzerland; is lead independent director of Take-Two Interactive Software, Inc. (“Take-Two”), a leading worldwide publisher and developer of interactive entertainment software; is the Vice-Chairman of Access Worldwide Communications, Inc., a leading business process outsourcing and marketing company; and is a member of the board of directors of Columbia Music Entertainment of Japan. Carl Icahn and his affiliated entities own approximately 13.7% of the common stock of Take-Two. In 2001, Dr. Dornemann founded Dornemann & Co., LLC, a media consulting firm for which he serves as President. Prior to 2001, Dr. Dornemann was an executive board member of Bertelsmann AG for 16 years and Chief Executive Officer of Bertelsmann Entertainment (music and television division) and held various other positions with IBM and Boston Consulting Group. He has a master’s degree in business administration and a Ph.D. in economics from the Technical University in Berlin. Based on Dr. Dornemann’s extensive experience in the media and entertainment industry and serving on the boards of companies, the Icahn Parties believe that he has the requisite skills to serve as a Board member of Lions Gate. Dr. Dornemann resides in Greenwich, Connecticut.

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Mr. Christopher J. McGurk, age 53

From 2006 to 2010, Mr. Christopher McGurk was the Chief Executive Officer of Overture Films, LLC (“Overture Films”), a motion picture studio he founded in 2006 that financed, produced, acquired, and distributed feature-length films in all media. From 2008 to 2010, Mr. McGurk was also the Chief Executive Officer of Anchor Bay Entertainment (“Anchor Bay”), the company that distributed Overture Films’ product in home entertainment. Anchor Bay is an independent home entertainment distributor with a catalogue of over 2,500 titles and operations in the United States, Canada, Australia, and the United Kingdom. In total, Overture Films released 19 films, generating over $335 million at the box office, as well as one Academy Award® and two Golden Globe nominations. In 2006, prior to assuming his role at Overture Films, Mr. McGurk served as Senior Advisor, New Ventures for IDT Entertainment.

From 1999 to 2005, Mr. McGurk was Vice Chairman of the Board and Chief Operating Officer of Metro-Goldwyn-Mayer Inc. (“MGM”), acting as the company’s lead operating executive until MGM was sold for approximately $5 billion to a consortium of investors. Under his guidance, MGM had six consecutive profitable film slates with several No. 1 box-office hits, as well as 7 Academy Award® and 18 Golden Globe nominations. Mr. McGurk joined MGM from Universal Pictures, where he served as President and Chief Operating Officer from 1996 to 1999.

Since 2006, Mr. McGurk has been a member of the Board of Directors for BRE Properties, Inc. (“BRE”), a NYSE-listed real estate investment trust, and is a member of BRE’s Real Estate Investment and Compensation Committees. He previously served on BRE’s Audit Committee. From 2006 until 2010, Mr. McGurk also served on the Board of Directors and was Chairman of the Nominating and Governance Committee for DivX Inc. (“DivX”), a NASDAQ-listed new media technology company. He also served on the Audit Committee for DivX. Mr. McGurk was integral in taking DivX public in 2006 and negotiating the sale of the company to Sonic Solutions, which closed in October, 2010. Mr. McGurk also served on the Board of Directors for DIC Entertainment (“DIC”), an AIM-listed integrated children’s entertainment company, which he helped to take public in 2006. In 2005, Mr. McGurk served on the Board of Directors for Pricegrabber.com, Inc. (“Pricegrabber”), a privately held e-commerce company. He assisted in the sale of that company in 2005 to Experian Interactive. He chaired the Audit

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Committees for both DIC and Pricegrabber. Additionally, Mr. McGurk was Vice Chairman of the Board for MGM Studios Inc., an NYSE-listed company, from 1999 until 2005. Mr. McGurk received a Bachelor of Science degree, summa cum laude, from the Syracuse University School of Management and a Master of Business Administration degree from the University of Chicago Graduate School of Business. Based on Mr. McGurk’s extensive experience in the entertainment industry, the Icahn Parties believe that he would bring significant strategic and operational experience to the Board. Mr. McGurk resides in Beverly Hills, CA.

Mr. Daniel A. Ninivaggi, age 46

Mr. Daniel A. Ninivaggi has served as President of Icahn Enterprises since April 2010. Previously, Mr. Ninivaggi served as Of Counsel to the international law firm of Winston & Strawn LLP from July 2009 to March 2010. From 2003 until July 2009, Mr. Ninivaggi served in a variety of executive positions at Lear Corporation, including as General Counsel from 2003 through 2007, as Senior Vice President from 2004 until 2006, and most recently as Executive Vice President and Chief Administrative Officer from 2006. Lear Corporation filed for bankruptcy in July 2009. In September 2006, several plaintiffs filed a class action law suit in the United States District Court for the Eastern District of Michigan, Southern Division, against Lear Corporation and its directors and officers, including Mr. Ninivaggi, claiming that the defendants breached their fiduciary duties under the Employee Retirement Income Security Act of 1974. The case was settled in 2009. The defendants agreed to create a settlement fund of $5.25 million, plus interest, to be divided among eligible class members. Prior to joining Lear Corporation, from 1998 to 2003, Mr. Ninivaggi was a partner of Winston & Strawn LLP, specializing in corporate finance, mergers and acquisitions, and corporate governance. Since August 2010, Mr. Ninivaggi has served as a director of XO Holdings, Inc. Carl Icahn’s affiliates own approximately 91.39% of the common stock of XO Holdings, Inc. Since December 2009, Mr. Ninivaggi has served as a director of CIT Group Inc., a bank holding company, and since March 2010 Mr. Ninivaggi has served as a director of Federal-Mogul Corporation, a global automotive company. Carl Icahn’s affiliates own approximately 76% of the common stock of Federal-Mogul Corporation. Mr. Ninivaggi received a B.A. in History from Columbia University in 1986, a Masters of Business Administration from the University of Chicago in 1988 and a J.D. from Stanford Law School in 1991. Mr. Ninivaggi is familiar with Carl Icahn’s business strategy of acquiring significant interests in underperforming companies, such as Lions Gate, and then making changes to those entities to enhance their financial performance. Based on Mr. Ninivaggi’s experience as a corporate lawyer and serving on the boards of companies, the Icahn Parties believe that he has the requisite set of skills to serve as a Board member of Lions Gate. The business address of Mr. Ninivaggi is c/o Icahn Enterprises L.P., 767 Fifth Avenue, Suite 4700, New York, New York 10153. Mr. Ninivaggi resides in New York, New York.

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Dr. Harold T. Shapiro, age 75

Dr. Harold T. Shapiro has been a professor of economics and public affairs at Princeton University since 1988. Dr. Shapiro served as Princeton University’s 18th president, from 1988 to 2001. Since May 2010, Dr. Shapiro has served as the Chair of the InterAcademy Council Committee on the Review of the International Panel on Climate Change. Since 2001, he has served as a member of the Board of Directors of DeVry, Inc. (“DeVry”), and has served as Chair of the Board of Directors of DeVry since 2008. Since 2006, he has served as a member of the Board of Trustees of Princeton HealthCare Systems and a member of the National Institute of Health’s National Human Genome Research Institute Council Subcommittee. Since 2004, Dr. Shapiro has been a member of the Merck Vaccine Advisory Board, the Johnson & Johnson Advisory Committee on Stem Cell Initiatives and the National Academy of Science Committee on Policy and Global Affairs. Since 1997, he has served as a member of the Board of Directors of the Foundation for a Greater Opportunity.

Dr. Shapiro received the Council of Scientific Society Presidents 2000 Citation for Outstanding Leadership, the William D. Carey Lectureship Award for Leadership in Science Policy in 2006 and the Clark Kerr Award for Lifetime Achievement in Higher Education from the University of California Berkeley in 2009. Dr. Shapiro came to Princeton University in 1988 from the University of Michigan where he served on the faculty for twenty-four years as professor of economics and public policy and as president from 1980-1988. Dr. Shapiro received his bachelor’s degree from McGill University in 1956. As a student of McGill’s Faculty of Commerce, he was awarded the Lieutenant Governor’s Medal. Then, after five years in business, he enrolled in the Graduate School at Princeton University and earned his Ph.D. Based upon Dr. Shapiro’s financial experience and expertise and his experience serving on the boards of many organizations, the Icahn Parties believe that he has the requisite skills to serve as a Board member of Lions Gate.

The business address of Dr. Shapiro is c/o the Department of Economics and The Woodrow Wilson School of Public and International Affairs, 359 Wallace Hall, Princeton, New Jersey 08544-0015. Dr. Shapiro resides in Princeton, New Jersey.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF MR. JAY FIRESTONE, DR. MICHAEL DORNEMANN, MR. CHRISTOPHER J. MCGURK, MR. DANIEL A. NINIVAGGI AND DR. HAROLD T. SHAPIRO BY USING THE GOLD PROXY CARD TO VOTE VIA THE INTERNET, BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD VIA FACSIMILE TO (412) 299-9191. IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE LIONS GATE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR THE ELECTION OF MR. JAY FIRESTONE, DR. MICHAEL DORNEMANN, MR. CHRISTOPHER J. MCGURK, MR. DANIEL A. NINIVAGGI AND DR. HAROLD T. SHAPIRO AND THE LIONS GATE NOMINEES OTHER THAN MR. MICHAEL BURNS, MR. HARALD LUDWIG, MR. G. SCOTT PATERSON, DR. MARK H. RACHESKY, M.D. AND MR. HARDWICK SIMMONS.

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PROPOSAL 2 – PROPOSAL TO REAPPOINT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

According to Lions Gate’s Proxy Statement, the Company will also solicit proxies to reappoint Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011 and authorize the Company’s Audit Committee to determine the remuneration to be paid to Ernst & Young LLP. Please refer to Lions Gate’s Proxy Statement for a discussion of such proposal. The Participants intend to vote, and recommend that you vote, FOR this proposal.

IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL OF THE LIONS GATE SHARES REPRESENTED BY YOUR GOLD PROXY CARD FOR THE REAPPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND TO AUTHORIZE THE COMPANY’S AUDIT COMMITTEE TO DETERMINE THE REMUNERATION TO BE PAID TO ERNST & YOUNG LLP.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

The Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING PROCEDURES

According to Lions Gate’s Proxy Statement, its Articles and applicable law, holders of record of Lions Gate Shares at 5:00 p.m. (Eastern Standard Time) on the Record Date are entitled to receive notice of and to vote the Lions Gate Shares they held on the Record Date at the Annual Meeting or any continuations, adjournments or postponements thereof. Each Lions Gate Share outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

When the number of nominees timely nominated for election at an annual meeting exceeds the number of directors to be elected at the meeting, directors are elected by a plurality of the votes cast by the holders of Lions Gate Shares at a meeting at which a quorum is present. Plurality means that the individuals who receive the largest number of votes cast are elected as directors, up to the maximum number of directors to be chosen at the meeting. Consequently, any Lions Gate Shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors. A quorum is necessary to hold a valid meeting of Shareholders. The presence at the Annual Meeting, in person or by proxy, of two holders of Lions Gate Shares on the Record Date who, in the aggregate, hold at least 10% of the issued Lions Gate Shares, will constitute a quorum.

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If you hold your Lions Gate Shares through a bank, broker or other nominee and do not provide voting instructions to the record holder of the Lions Gate Shares, your Lions Gate Shares will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote. In this case, a “broker non-vote” occurs. Lions Gate Shares constituting broker non-votes will not be counted in determining the number of Lions Gate Shares necessary for approval of any item, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

The election of directors at the Annual Meeting is a “non-routine matter” and brokers do not have discretionary authority to vote your Lions Gate Shares on “non-routine matters.” Therefore, unless you provide specific voting instructions to your broker, your broker will not have discretionary authority to vote your Lions Gate Shares for the election of directors at the Annual Meeting and your Lions Gate Shares will not be voted for the election of directors. If your Lions Gate Shares are held in street name, your broker or nominee has enclosed a voting instruction card with this Proxy Statement. We strongly encourage you to vote your Lions Gate Shares by following the instructions provided on the voting instruction card.

According to Lions Gate’s Proxy Statement and applicable law, the affirmative vote of a majority of votes cast by holders of the Lions Gate Shares present or represented by proxy at the Annual Meeting is required for the reappointment of Ernst & Young LLP as the Company’s independent registered public accounting firm and to authorize the Company’s Audit Committee to determine the remuneration to be paid to Ernst & Young LLP. Abstentions and broker non-votes will not be counted in determining the number of votes necessary for the reappointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

As explained in the detailed instructions on your GOLD proxy card, there are three ways you may vote. You may:

1.	Vote via the Internet by following the voting instructions on the GOLD proxy card or the instructions provided by your broker, bank or other holder of record;

2.	Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting; or

3.	Sign, date and return the enclosed GOLD proxy card via facsimile to (412) 299-9191.

Alternatively, you may vote in person by attending the Annual Meeting. Written ballots will be distributed to Shareholders who wish to vote in person at the Annual Meeting. If you hold your Lions Gate Shares through a bank, broker or other custodian, you should obtain and submit a legal proxy from such custodian in order to vote in person at the Annual Meeting. Instructions for obtaining legal proxies may be found on the voting instruction form.

Please refer to the GOLD proxy card for the website information to submit a proxy over the Internet. Shareholders submitting proxies over the Internet will be required to provide the unique control number which has been printed on each Shareholder’s GOLD proxy card. In addition to the instructions that appear on the GOLD proxy card, step by step

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instructions will be provided at the designated website for those Shareholders submitting proxies over the Internet. Shareholders submitting their proxies with voting instructions over the Internet may provide an email address for confirmation that their vote by Internet was successfully submitted.

Whether or not you are able to attend the Annual Meeting, you are urged to use the GOLD proxy card to vote via the Internet or to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope or via facsimile to (412) 299-9191. All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Lions Gate Shares will be voted or withheld from voting in accordance with that specification or any ballot that may be called for. IF NO SPECIFICATION IS MADE, THE LIONS GATE SHARES WILL BE VOTED (I) FOR MR. JAY FIRESTONE FOR DIRECTOR; (II) FOR DR. MICHAEL DORNEMANN FOR DIRECTOR; (III) FOR MR. CHRISTOPHER J. MCGURK FOR DIRECTOR; (IV) FOR MR. DANIEL A. NINIVAGGI FOR DIRECTOR; (V) FOR DR. HAROLD T. SHAPIRO FOR DIRECTOR; (VI) FOR THE PERSONS WHO HAVE BEEN NOMINATED BY LIONS GATE TO SERVE AS DIRECTORS, OTHER THAN MR. MICHAEL BURNS, MR. HARALD LUDWIG, MR. G. SCOTT PATERSON, DR. MARK H. RACHESKY, M.D. AND MR. HARDWICK SIMMONS; (VII) FOR THE REAPPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND TO AUTHORIZE THE COMPANY’S AUDIT COMMITTEE TO DETERMINE THE REMUNERATION TO BE PAID TO ERNST & YOUNG LLP; AND (VIII) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IF YOU OWNED LIONS GATE SHARES AS OF 5:00 P.M. (EASTERN STANDARD TIME) ON THE RECORD DATE AND HAVE TENDERED OR PLAN TO TENDER YOUR LIONS GATE SHARES INTO THE TENDER OFFER, YOU MAY STILL PROVIDE A PROXY TO US TO VOTE YOUR TENDERED LIONS GATE SHARES AND WE URGE YOU TO FOLLOW THE INSTRUCTIONS IN THIS PROXY STATEMENT.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Shareholders call toll-free: (800) 714-3313

Banks and Brokers call collect: (212) 269-5550

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PROXY PROCEDURES

The Participants’ representatives named as proxyholders in the enclosed GOLD proxy card are Jesse Lynn, Brett Icahn, Daniel Ninivaggi and Carl Icahn. A Shareholder has the right to appoint a person or company, who need not be a Shareholder of Lions Gate, other than the Participants named in the GOLD proxy card, as proxyholder to attend and act for and on behalf of such Shareholder at the Annual Meeting, and may exercise such right by printing the name of the Shareholder’s nominee in the blank space provided on the GOLD proxy card or by completing another proxy card.

IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE USE THE GOLD PROXY CARD TO VOTE VIA THE INTERNET, MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR MARK, SIGN, DATE AND RETURN THE GOLD PROXY CARD VIA FACSIMILE TO (412) 299-9191.

The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

Only holders of record at 5:00 p.m. (Eastern Standard Time) on the Record Date will be entitled to vote. If you were a Shareholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such Lions Gate Shares after the Record Date. Accordingly, it is important that you vote the Lions Gate Shares held by you on the Record Date, or grant a proxy to vote such Lions Gate Shares on the GOLD proxy card, even if you sell such Lions Gate Shares after the Record Date.

Should a non-registered Shareholder wish to vote at the Annual Meeting in person (or have another person attend and vote on behalf of the non-registered Shareholder), the non-registered Shareholder should request a legal proxy from its intermediary. Instructions for obtaining legal proxies may be found on the voting instruction form. If you have any questions about voting your Lions Gate Shares, please call D.F. King & Co., Inc. at (800) 714-3313 (toll-free) or (212) 269-5550 (collect).

IF YOUR LIONS GATE SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH LIONS GATE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

REVOCATION OF PROXIES

Any Shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

•	instructing the Icahn Parties via the Internet as to how you would like your Lions Gate Shares voted (instructions are on your GOLD proxy card);

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•	submitting a properly executed, subsequently dated GOLD proxy card via mail or facsimile that will revoke all prior proxy cards, including any proxy cards which you may have submitted to Lions Gate;

•	attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•	delivering written notice of revocation either to the Icahn Parties c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, or the Corporate Secretary of Lions Gate.

Although a revocation is effective if delivered to Lions Gate, the Icahn Parties request that either the original or a copy of any revocation be mailed to the Icahn Parties c/o D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, so that the Icahn Parties will be aware of all revocations.

A non-registered Shareholder may revoke a voting instruction form or a waiver of the right to receive Annual Meeting materials and to vote which has been given to an intermediary at any time by written notice to the intermediary, provided that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive the Annual Meeting materials and to vote which is not received by the intermediary in a timely manner in advance of the Annual Meeting.

IF YOU PREVIOUSLY SIGNED AND RETURNED A PROXY CARD TO LIONS GATE, WE URGE YOU TO REVOKE IT BY (1) INSTRUCTING US VIA THE INTERNET AS TO HOW YOU WOULD LIKE YOUR LIONS GATE SHARES VOTED WITH RESPECT TO THE GOLD PROXY CARD, (2) MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, (3) MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD VIA FACSIMILE TO (412) 299-9191, (4) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (5) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE ICAHN PARTIES OR TO THE CORPORATE SECRETARY OF THE COMPANY.

COST AND METHOD OF SOLICITATION

Solicitation of proxies will be made by Jay Firestone, Michael Dornemann, Christopher McGurk, Daniel Ninivaggi and Harold Shapiro.

Pursuant to an Agreement dated [    ], 2010, Icahn Capital has retained D.F. King & Co., Inc. (“D.F. King”) to conduct the solicitation, for which D.F. King is to receive a fee of US$75,000, plus expenses and a success fee of US$75,000. Icahn Capital has agreed to indemnify D.F. King against certain liabilities and expenses, including certain liabilities under the U.S. federal securities laws. Insofar as indemnification for liabilities arising under the U.S.

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federal securities laws may be permitted to D.F. King pursuant to the foregoing provisions, we have been informed that in the opinion of the Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that D.F. King will employ up to 75 persons to solicit proxies from Lions Gate Shareholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately US$150,000 to date, and is estimated to be US$550,000 in total.

The Icahn Parties will pay all costs associated with this solicitation. The Icahn Parties do not intend to seek reimbursement from Lions Gate for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected to the Board.

LEGAL PROCEEDINGS

On July 23, 2010, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III (the “Icahn Plaintiffs”) filed a petition in the Supreme Court of British Columbia (the “BC Court”) against the Company, Dr. Mark Rachesky (“Rachesky”), MHR Fund Management LLC and MHR Institutional Partners III LP, and Kornitzer Capital Management, Inc. (“KCM”) (the “BC Action”). The Icahn Plaintiffs filed an amended petition on July 26, 2010. Rachesky, a director of the Company, is the managing member of MHR Institutional Partners III LP’s general partner. Among other things, the Icahn Plaintiffs claimed that a July 20, 2010 Refinancing Exchange Agreement (the “Exchange”) between the Company and KCM to exchange certain convertible notes of Lions Gate Entertainment Inc., a subsidiary of Lions Gate (“LGEI”), the subsequent Note Sale (as defined below) to MHR Institutional Partners III LP and the Conversion (as defined below) (the “Dilution Transactions”), were “oppressive” or “unfairly prejudicial” to the Shareholders, including the Icahn Plaintiffs, under British Columbia law. The Icahn Plaintiffs sought, among other things, orders (1) declaring that the Dilution Transactions were oppressive or unfairly prejudicial to Shareholders, including the Icahn Plaintiffs; (2) unwinding the Dilution Transactions; (3) restraining MHR Institutional Partners III LP from voting the new Lions Gate Shares it acquired pursuant to the Dilution Transactions; (4) prohibiting the Company from issuing new securities except pursuant to further order of the BC Court; and (5) compensating the Icahn Plaintiffs. The “Note Sale” means the July 20, 2010 entry into a Purchase Agreement and subsequent sale of the new notes received by KCM in the Exchange to MHR Institutional Partners III LP. Additionally, the “Conversion” means, after the consummation of the Note Sale, the July 20, 2010 exercise by MHR Institutional Partners III LP of conversion rights under the new notes whereby the new notes were converted in full into 16,236,305 Lions Gate Shares. The BC Court heard argument during the week of October 11, 2010. On November 1, 2010, the BC Court issued a final order dismissing the BC Action and awarding costs to the Company and the other respondents. On November 2, 2010, the Icahn Plaintiffs announced their intent to appeal the decision. On November 5, 2010, a single judge of the British Columbia Court of Appeal (the “BCCA”) denied the Icahn Plaintiffs’ application for an order fixing a date for the hearing of its appeal in November 2010 or, in the alternative, an order fixing a date for the hearing of its appeal in December 2010 and directing that the Annual Meeting be held no earlier than January 21, 2011. A panel of three judges of the BCCA held a hearing on November 16, 2010 to review the denial of the Icahn Plaintiffs’ application and upheld the decision of the BC Court. The result of the decision of the BCCA is that the Icahn Plaintiffs’ appeal will not be heard prior to the Annual Meeting.

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The Icahn Group also sought an order from the British Columbia Securities Commission (the “BCSC”) on July 22, 2010 requiring, among other things, that Rachesky, MHR Institutional Partners III LP, and their respective affiliates cease trading in any securities of the Company until further order of the BCSC and that the Company and each of its directors cease trading in any securities of the Company until further order of the BCSC. The Icahn Group alleged that the Exchange was, among other things, an unlawful defensive tactic, and that the disclosures concerning the transactions violated applicable securities laws. A hearing on the request for a temporary cease trade order was held on July 28, 2010, and the BCSC determined to dismiss the Icahn Group’s application for a temporary cease trade order against the Company and MHR Institutional Partners III LP.

On July 26, 2010, the Icahn Group filed suit in New York State Supreme Court (the “New York Court”) against the Company, the Board, LGEI, Rachesky, MHR Institutional Partners III LP, MHR Institutional Advisors II LLC, MHR Institutional Advisors III LLC, and KCM and its principal, John C. Kornitzer (the “New York Action”). The Icahn Group claims, among other things, that the Exchange and subsequent issuance of Lions Gate Shares to MHR Institutional Partners III LP through the Conversion constitutes (1) a breach of the July 9, 2010 “standstill” letter agreement between the Company and the Icahn Group; (2) tortious interference with the same July 9 letter agreement; and (3) tortious interference with prospective business relationships. The complaint seeks, among other things, a preliminary and permanent injunction rescinding the Exchange and Conversion; and an award of compensatory and punitive damages. On August 26, 2010, the defendants moved to dismiss or stay the New York Action. Those motions are currently pending. On November 15, 2010, the Icahn Group moved for a preliminary injunction prohibiting Rachesky and his funds from voting the Lions Gate Shares issued in the Conversion at the Annual Meeting. The New York Court will hear argument of that motion on December 3, 2010 and has indicated that it expects to issue a decision on that motion before the Annual Meeting to be held on December 14, 2010.

On October 28, 2010, the Company filed an action in the United States District Court for the Southern District of New York against Carl Icahn, Brett Icahn and members of the Icahn Group. The action is captioned Lions Gate Entertainment Corp. v. Carl C. Icahn, Brett Icahn, Icahn Partners LP, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., and Beckton Corp., No. 10-CV-8169. The complaint alleges violations of Sections 13(d), 14(a), 14(d) and 14(e) of the Exchange Act, and certain rules promulgated thereunder, and tortious interference with prospective business relations under state law. The complaint seeks damages and injunctive relief, including an order requiring the defendants to make corrective disclosures in the Offer to Purchase and Circular before the Annual Meeting. The Icahn Group defendants moved to dismiss that action on November 22, 2010. Argument of that motion has been set for December 6, 2010.

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ADDITIONAL INFORMATION

Please refer to Lions Gate’s Proxy Statement for certain information regarding (i) the securities of Lions Gate held by Lions Gate’s directors, management and each person or company who owns beneficially more than 5% of the Lions Gate Shares; (ii) the date by which proposals of security holders intended to be presented at the next annual meeting of Shareholders must be received by Lions Gate for inclusion in Lions Gate’s proxy statement and form of proxy for that meeting; (iii) potential payments to certain executive officers of the Company upon termination or change in control; (iv) Lions Gate’s proposed nominees for election to the Board, including information regarding cease trade orders, bankruptcies, penalties or sanctions; (v) executive compensation required under Form 51-102F6 Statement of Executive Compensation; (vi) securities authorized for issuance under Lions Gate’s equity compensation plans; (vii) indebtedness of Lions Gate’s directors and executive officers; and (viii) management functions of the Company or any of its subsidiaries that are to any substantial degree performed other than by the directors or executive officers of the Company or subsidiary, if any. The Participants take no responsibility for the accuracy or completeness of such information.

Additional information regarding Lions Gate can be found on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and on the Commission’s system for Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) at www.sec.gov. Financial information is provided in Lions Gate’s comparative financial statements and Management Discussion and Analysis (“MD&A”) for its most recently completed financial year. Financial statements and MD&A for the financial year ending March 31, 2010 are available on SEDAR and EDGAR.

Shareholders may contact Lions Gate’s head office at 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia V6E 2E9, telephone: (877) 848-3866, or its principal executive offices at 2700 Colorado Avenue, Suite 200, Santa Monica, California 90404, telephone: (310) 449-9200, to request copies of its financial statements and MD&A.

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Date:                      [    ], 2010

MR. JAY FIRESTONE

DR. MICHAEL DORNEMANN

MR. CHRISTOPHER J. MCGURK

MR. DANIEL A. NINIVAGGI

DR. HAROLD T. SHAPIRO

MR. CARL C. ICAHN

MR. BRETT ICAHN

MR. JESSE LYNN

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

ICAHN FUND S.À R.L.

DAAZI HOLDING B.V.

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN PARTNERS MASTER FUND II LP

ICAHN PARTNERS MASTER FUND III LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

7508921 CANADA INC.

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ANNEX A

SECURITY OWNERSHIP OF THE PARTICIPANTS

Title of Class	Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Class(2)
Common Shares, without par value (“Shares”)	High River	8,954,490	6.55%
Shares	Icahn Partners	13,031,594	9.53%
Shares	Icahn Master	15,372,255	11.24%
Shares	Icahn Master II	5,381,689	3.94%
Shares	Icahn Master III	2,032,423	1.49%
2.9375% Convertible Senior Subordinated Notes Due 2024 (“2024 Notes”)	High River	230,800	0.21%
2024 Notes	Icahn Partners	325,144	0.30%
2024 Notes	Icahn Master	397,905	0.36%
2024 Notes	Icahn Master II	144,594	0.13%
2024 Notes	Icahn Master III	55,557	0.05%
3.625% Convertible Senior Subordinated Notes Due 2024 (“2025 Notes”)	High River	85,800	0.14%
2025 Notes	Icahn Partners	120,872	0.20%
2025 Notes	Icahn Master	147,921	0.25%
2025 Notes	Icahn Master II	53,753	0.09%
2025 Notes	Icahn Master III	20,654	0.03%
10.25% Senior Secured Second-Priority Notes Due 2016 (“2016 Notes”)	High River	12,000,000	5.08%
2016 Notes	Icahn Partners	17,557,199	7.44%
2016 Notes	Icahn Master	19,749,360	8.37%
2016 Notes	Icahn Master II	7,752,604	3.29%
2016 Notes	Icahn Master III	2,940,837	1.25%

[1]

Please note that each record holder listed in this table is, as of the date of this filing, the direct beneficial owner of the Shares and Notes set forth under the heading “(3) Amount of Beneficial Ownership” and that indirect beneficial ownership of Shares and Notes is described below in the text of this Annex A under the heading “Description of Beneficial Ownership and Beneficial Owners.”

[2]

Please note that: (i) percentages of ownership of Shares set forth in this column were calculated based on the number of Shares stated to be outstanding as of November 1, 2010 by the Corporation in the Corporation’s Form 10-Q filed on November 9, 2010; and (ii) percentages of ownership of Notes set forth in this column were calculated based on the principal amount of such Notes stated to be outstanding as of March 31, 2010 by the Corporation in the Corporation’s most recent Annual Report on Form     10-K.

Description of Beneficial Ownership and Beneficial Owners

Barberry is the sole member of Hopper, which is the general partner of High River. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Icahn Enterprises Holdings is the sole member of IPH which is the general partner of Icahn Capital. Icahn Capital is the general partner of each of Icahn Onshore and Icahn Offshore. Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Mr. Carl C. Icahn (“Carl Icahn,” and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Enterprises Holdings, IPH, Icahn Capital, Icahn Onshore, Icahn Offshore, the “Beneficial Owners” and each of them a “Beneficial Owner”). As such, Carl Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Parties.

The three shareholders of Icahn S.à r.l., each of which owns approximately one-third of Icahn S.à r.l., are Icahn Master, Icahn Master II and Icahn Master III. The sole stockholder of Daazi Holding is Icahn S.à r.l. The four shareholders of 7508921 Canada, each of which owns one-quarter of the issued and outstanding share capital of 7508921 Canada, are Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III.

The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue—Suite 1210, White Plains, NY 10601 and (ii) Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153. The business address of Carl Icahn is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, NY 10153. The business address of Brett Icahn is c/o Icahn Capital LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153. The address of Icahn Partners is 767 Fifth Avenue, 47th Floor, New York, NY 10153. The address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of Icahn Master II is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of Icahn Master III is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of High River is 767 Fifth Avenue, 47th Floor, New York, NY 10153. The

address of Icahn S.à r.l. is 5 avenue Gaston Diderich, L-1420 Luxembourg. The address of Daazi Holding is Strawinskylaan 411 (WTC, Tower A, 4th Floor), 1077 XX, Amsterdam, The Netherlands. The address of 7508921 Canada is 100 King Street West, 1 First Canadian Place, Suite 6600, Toronto, Ontario, Canada, M5X 1B8.

Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Enterprises Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Enterprises Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Each of High River, Icahn Master, Icahn Master II, Icahn Master III, Icahn Partners, High River, Icahn S.à r.l. and Daazi Holding are primarily engaged in the business of investing in securities. 7508921 Canada was formed to serve as an acquisition vehicle.

The Icahn Parties and Carl Icahn may be deemed to beneficially own, in the aggregate, 44,772,451 Shares, representing approximately 32.74% of the Corporation’s outstanding Shares (based upon the 136,734,842 Shares stated to be issued and outstanding as of November 1, 2010 by the Corporation in the Corporation’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 9, 2010).

High River has sole voting power and sole dispositive power with regard to 8,954,490 Shares. Each of Hopper, Barberry and Carl Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 13,031,594 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Carl Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 15,372,255 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Carl Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and sole dispositive power with regard to 5,381,689 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Carl Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and sole dispositive power with regard to 2,032,423 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Carl Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Carl Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 8,954,490 Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Carl Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 13,031,594 Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Carl Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 22,786,367 Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

Without acknowledging the following disclosure is required, on January 5, 2001, Reliance Group Holdings, Inc. (“Reliance”) commenced an action in the United States District Court for the Southern District of New York against Carl Icahn, Icahn Associates Corp. and High River alleging that High River’s tender offer for Reliance 9% senior notes violated Section 14(e) of the Exchange Act. Reliance sought a temporary restraining order and preliminary and permanent injunctive relief to prevent defendants from purchasing the notes. The Court initially imposed a temporary restraining order. Defendants then supplemented the tender offer disclosures. The Court conducted a hearing on the disclosures and other matters raised by Reliance. It then denied plaintiff’s motion for a preliminary injunction and ordered dissolution of its temporary restraining order following dissemination of the supplement. Reliance took an immediate appeal to the United States Court of Appeals for the Second Circuit and sought a stay to restrain defendants from purchasing notes during the pendency of the appeal. On January 30, 2001, the Court of Appeals denied plaintiff’s stay application. On January 30, Reliance also sought a further temporary restraining order from the District Court. The Court considered the matter and reimposed its original restraint until noon the next day, at which time the restraint was dissolved. The appeal was argued on March 9 and denied on March 22, 2001.

Two Year Summary Tables:

The following table indicates the date of each purchase and sale of Shares by the Participants and by Carl Icahn and his affiliates within the past two years, and the number of Shares in each such purchase and sale.

Name	Date	Shares Purchased/(Sold)
High River	2/10/2009	207,227
High River	2/12/2009	147,891
High River	2/13/2009	61,660
High River	2/17/2009	112,134
High River	2/18/2009	50,249
High River	2/19/2009	26,291
High River	2/20/2009	64,400
High River	2/23/2009	398,400
High River	2/25/2009	40,000
High River	3/2/2009	10,055
High River	6/3/2009	63,680
High River	6/4/2009	100,000

High River	6/5/2009	98,761
High River	6/9/2009	2,340
High River	6/10/2009	7,640
High River	6/11/2009	3,000
High River	6/12/2009	3,700
High River	6/15/2009	21,580
High River	6/16/2009	52,600
High River	6/17/2009	12,860
High River	6/17/2009	200,000
High River	6/23/2009	31,920
High River	6/24/2009	32,000
High River	6/25/2009	34,576
High River	6/26/2009	2,148
High River	6/29/2009	119,500
High River	7/3/2009	3,520
High River	2/5/2010	58,360
High River	2/9/2010	54,668
High River	2/10/2010	50,960
High River	2/10/2010	20,000
High River	2/11/2010	63,400
High River	6/16/2010	3,116,125
High River	6/16/2010	2,495
High River	6/24/2010	12,995
High River	6/25/2010	11,615
High River	6/28/2010	145,360
High River	6/29/2010	135,718
High River	6/30/2010	180,927
High River	7/1/2010	927,740

Icahn Partners	2/12/2009	154,464
Icahn Partners	2/13/2009	86,348
Icahn Partners	2/17/2009	157,033
Icahn Partners	2/18/2009	70,368
Icahn Partners	2/19/2009	36,818
Icahn Partners	2/20/2009	90,186
Icahn Partners	2/23/2009	557,919
Icahn Partners	2/25/2009	56,016
Icahn Partners	3/2/2009	2,783
Icahn Partners	6/3/2009	145,770
Icahn Partners	6/4/2009	141,363
Icahn Partners	6/5/2009	139,614
Icahn Partners	6/9/2009	3,307
Icahn Partners	6/10/2009	10,798
Icahn Partners	6/11/2009	4,242
Icahn Partners	6/12/2009	5,230

Icahn Partners	6/15/2009	30,506
Icahn Partners	6/16/2009	74,357
Icahn Partners	6/17/2009	18,180
Icahn Partners	6/17/2009	282,727
Icahn Partners	6/23/2009	45,123
Icahn Partners	6/24/2009	45,237
Icahn Partners	6/25/2009	48,879
Icahn Partners	6/26/2009	3,036
Icahn Partners	6/29/2009	168,929
Icahn Partners	2/5/2010	233,439
Icahn Partners	2/9/2010	171,616
Icahn Partners	2/10/2010	112,259
Icahn Partners	2/10/2010	29,575
Icahn Partners	2/11/2010	93,749
Icahn Partners	6/16/2010	4,434,247
Icahn Partners	6/16/2010	3,550
Icahn Partners	6/24/2010	17,958
Icahn Partners	6/25/2010	16,904
Icahn Partners	6/28/2010	211,564
Icahn Partners	6/29/2010	197,531
Icahn Partners	6/30/2010	263,330
Icahn Partners	7/1/2010	1,350,279

Icahn Master	2/12/2009	167,899
Icahn Master	2/13/2009	106,526
Icahn Master	2/17/2009	193,725
Icahn Master	2/18/2009	86,810
Icahn Master	2/19/2009	45,421
Icahn Master	2/20/2009	111,259
Icahn Master	2/23/2009	688,283
Icahn Master	2/25/2009	69,105
Icahn Master	3/2/2009	32,462
Icahn Master	6/3/2009	85,995
Icahn Master	6/4/2009	172,501
Icahn Master	6/5/2009	170,363
Icahn Master	6/9/2009	4,037
Icahn Master	6/10/2009	13,179
Icahn Master	6/11/2009	5,175
Icahn Master	6/12/2009	6,382
Icahn Master	6/15/2009	37,226
Icahn Master	6/16/2009	90,736
Icahn Master	6/17/2009	22,184
Icahn Master	6/17/2009	345,001
Icahn Master	6/23/2009	55,063
Icahn Master	6/24/2009	55,200

Icahn Master	6/25/2009	59,645
Icahn Master	6/26/2009	3,704
Icahn Master	6/29/2009	206,139
Icahn Master	2/10/2010	26,506
Icahn Master	2/10/2010	33,282
Icahn Master	2/11/2010	105,507
Icahn Master	6/16/2010	5,579,425
Icahn Master	6/16/2010	4,466
Icahn Master	6/24/2010	23,060
Icahn Master	6/25/2010	19,940
Icahn Master	6/28/2010	249,538
Icahn Master	6/29/2010	232,984
Icahn Master	6/30/2010	310,596
Icahn Master	7/1/2010	1,592,641

Icahn Master II	2/10/2009	596,424
Icahn Master II	2/12/2009	194,468
Icahn Master II	2/13/2009	38,839
Icahn Master II	2/17/2009	70,634
Icahn Master II	2/18/2009	31,652
Icahn Master II	2/19/2009	16,561
Icahn Master II	2/20/2009	40,565
Icahn Master II	2/23/2009	250,955
Icahn Master II	2/25/2009	25,194
Icahn Master II	3/2/2009	1,707
Icahn Master II	6/3/2009	20,476
Icahn Master II	6/4/2009	62,281
Icahn Master II	6/5/2009	61,509
Icahn Master II	6/9/2009	1,458
Icahn Master II	6/10/2009	4,760
Icahn Master II	6/11/2009	1,868
Icahn Master II	6/12/2009	2,305
Icahn Master II	6/15/2009	13,440
Icahn Master II	6/16/2009	32,760
Icahn Master II	6/17/2009	8,009
Icahn Master II	6/17/2009	124,563
Icahn Master II	6/23/2009	19,880
Icahn Master II	6/24/2009	19,930
Icahn Master II	6/25/2009	21,533
Icahn Master II	6/26/2009	1,338
Icahn Master II	6/29/2009	74,426
Icahn Master II	7/3/2009	11,257
Icahn Master II	2/9/2010	41,449
Icahn Master II	2/10/2010	47,205
Icahn Master II	2/10/2010	12,436

Icahn Master II	2/11/2010	39,421
Icahn Master II	6/16/2010	1,780,866
Icahn Master II	6/16/2010	1,426
Icahn Master II	6/24/2010	7,905
Icahn Master II	6/25/2010	6,980
Icahn Master II	6/28/2010	87,351
Icahn Master II	6/29/2010	81,557
Icahn Master II	6/30/2010	108,724
Icahn Master II	7/1/2010	557,508

Icahn Master III	2/10/2009	232,485
Icahn Master III	2/12/2009	74,735
Icahn Master III	2/13/2009	14,927
Icahn Master III	2/17/2009	27,145
Icahn Master III	2/18/2009	12,164
Icahn Master III	2/19/2009	6,364
Icahn Master III	2/20/2009	15,590
Icahn Master III	2/23/2009	96,443
Icahn Master III	2/25/2009	9,685
Icahn Master III	3/2/2009	3,269
Icahn Master III	6/3/2009	2,479
Icahn Master III	6/4/2009	23,855
Icahn Master III	6/5/2009	23,558
Icahn Master III	6/9/2009	558
Icahn Master III	6/10/2009	1,823
Icahn Master III	6/11/2009	715
Icahn Master III	6/12/2009	883
Icahn Master III	6/15/2009	5,148
Icahn Master III	6/16/2009	12,547
Icahn Master III	6/17/2009	3,067
Icahn Master III	6/17/2009	47,709
Icahn Master III	6/23/2009	7,614
Icahn Master III	6/24/2009	7,633
Icahn Master III	6/25/2009	8,249
Icahn Master III	6/26/2009	513
Icahn Master III	6/29/2009	28,506
Icahn Master III	7/3/2009	2,823
Icahn Master III	2/9/2010	5,606
Icahn Master III	2/10/2010	17,870
Icahn Master III	2/10/2010	4,707
Icahn Master III	2/11/2010	14,923
Icahn Master III	6/16/2010	669,968
Icahn Master III	6/16/2010	536
Icahn Master III	6/24/2010	3,057
Icahn Master III	6/25/2010	2,636

Icahn Master III	6/28/2010	32,987
Icahn Master III	6/29/2010	30,799
Icahn Master III	6/30/2010	41,058
Icahn Master III	7/1/2010	210,534

The following table indicates the date of each purchase and sale of 2.9375% Convertible Senior Subordinated Notes Due 2024 by the Participants and by Carl Icahn and his affiliates within the past two years, and the principal amount of notes in each such purchase and sale.

Name	Date	Principal Amount Purchased/(Sold)
High River	2/23/2009	200,000
High River	5/1/2009	30,800

Icahn Partners	2/23/2009	280,080
Icahn Partners	5/1/2009	45,064

Icahn Master	2/23/2009	345,524
Icahn Master	5/1/2009	52,381

Icahn Master II	2/23/2009	125,981
Icahn Master II	5/1/2009	18,613

Icahn Master III	2/23/2009	48,415
Icahn Master III	5/1/2009	7,142

The following table indicates the date of each purchase and sale of 3.625% Convertible Senior Subordinated Notes Due 2025 by the Participants and by Carl Icahn and his affiliates within the past two years, and the principal amount of notes in each such purchase and sale.

Name	Date	Principal Amount Purchased/(Sold)
High River	5/1/2009	85,800

Icahn Partners	5/1/2009	120,872

Icahn Master	5/1/2009	147,921

Icahn Master II	5/1/2009	53,753

Icahn Master III	5/1/2009	20,654

The following table indicates the date of each purchase and sale of 10.25% Senior Secured Second-Priority Notes Due 2016 by the Participants and by Carl Icahn and his affiliates within the past two years, and the principal amount of notes in each such purchase and sale.

Name	Date	Principal Amount Purchased/(Sold)
High River	10/21/2009	15,000,000
High River	12/09/2009	(2,000,000)
High River	12/29/2009	(400,000)
High River	01/12/2010	(600,000)

Icahn Partners	10/21/2009	20,643,206
Icahn Partners	12/09/2009	(1,929,077)
Icahn Partners	12/29/2009	(575,819)
Icahn Partners	01/12/2010	(581,111)

Icahn Master	10/21/2009	25,396,292
Icahn Master	12/09/2009	(3,143,336)
Icahn Master	12/29/2009	(684,707)
Icahn Master	01/12/2010	(1,818,889)

Icahn Master II	10/21/2009	10,118,188
Icahn Master II	12/09/2009	(2,119,470)
Icahn Master II	12/29/2009	(246,114)

Icahn Master III	10/21/2009	3,842,314
Icahn Master III	12/09/2009	(808,117)
Icahn Master III	12/29/2009	(93,360)

ANNEX B

HIGH RIVER LIMITED PARTNERSHIP

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN PARTNERS MASTER FUND II LP

ICAHN PARTNERS MASTER FUND III LP

November     , 2010

Dear Mr.                                         :

This will confirm our understanding as follows:

You agree that you are willing, should we so elect, to become a member of a slate of nominees (the “Slate”) to stand for election as directors of Lions Gate Entertainment Corp. (“Lions Gate”) in connection with a proxy contest with management of Lions Gate in respect of the election of directors of Lions Gate at the 2010 Annual General Meeting of Shareholders of Lions Gate (the “Annual Meeting”), expected to be held on December 14, 2010, or a special meeting of shareholders of Lions Gate called for a similar purpose (the “Proxy Contest”).

High River Limited Partnership, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP (collectively, “Icahn”), agree to pay the costs of the Proxy Contest.

In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that Icahn intends to nominate you for election at the Annual Meeting, you will be entitled to be paid $15,000 by Icahn unless you are elected to serve as a director of Lions Gate at the Annual Meeting or a special meeting of shareholders of Lions Gate called for a similar purpose or in connection with a settlement of the Proxy Contest by Icahn and Lions Gate, in which case you will not receive any payment from Icahn in connection with the Proxy Contest. Payment to you pursuant to this paragraph, if any, will be made by Icahn, subject to the terms hereof, upon the earliest of (i) the certification of the results of the election in respect of the Proxy Contest, (ii) the settlement of the Proxy Contest by Icahn and Lions Gate, or (iii) the withdrawal of the Proxy Contest by Icahn.

You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Lions Gate and for use in creating the proxy material to be sent to shareholders of Lions Gate and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Jesse A. Lynn, Assistant General Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4331, Fax: (917) 591-3310, Email: jlynn@sfire.com and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Lions Gate informing Lions Gate that you consent to being nominated by Icahn for election as a director of Lions Gate and, if elected, consent to serving as a director of Lions Gate. Upon being notified that we have chosen you, we may forward that consent and your completed questionnaire (or summaries thereof) to Lions Gate.

Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Lions Gate on the Slate (a “Proceeding”) or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys’ costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Lions Gate’s Board of Directors or for any actions taken by you as a director of Lions Gate, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn. Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

Each of us recognizes that should you be elected to the Board of Directors of Lions Gate all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the shareholders of Lions Gate and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Lions Gate.

Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

Very truly yours,

HIGH RIVER LIMITED PARTNERSHIP

By:
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN PARTNERS LP

By:
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:
Name: Edward E. Mattner
Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:
Name: Edward E. Mattner
Title: Authorized Signatory

Agreed to and Accepted as
of the date first above written:

Name:

CONSENT OF NOMINEE

The undersigned hereby consents to being named as a nominee for election as a director of Lions Gate Entertainment Corp. (the “Company”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to shareholders of the Company by High River Limited Partnership (“High River”), Icahn Partners LP (“Icahn Partners”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Partners Master Fund II LP (“Icahn Master II”), Icahn Partners Master Fund III LP (“Icahn Master III”, and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the “Record Holders”) and in other materials in connection with the solicitation of proxies by the Record Holders from shareholders of the Company to be voted at the 2010 annual general meeting of shareholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: November     , 2010

Name:

IMPORTANT

1. If your Lions Gate Shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, D.F. King & Co., Inc., in the postage-paid envelope provided.

2. If your Lions Gate Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Lions Gate Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your Lions Gate Shares.

3. If you have already submitted a proxy card to Lions Gate for the Annual Meeting, you may change your vote to a vote FOR the election of the Nominees by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting by mail or by facsimile, which must be dated after any proxy you may have submitted to Lions Gate. You may also submit your later dated proxy by using the enclosed GOLD proxy card to vote by Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Shareholders call toll-free: (800) 714-3313

Banks and Brokers call collect: (212) 269-5550

[PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]

GOLD PROXY CARD	LIONS GATE ENTERTAINMENT CORP. ANNUAL GENERAL MEETING OF SHAREHOLDERS DECEMBER 14, 2010	GOLD PROXY CARD

THIS PROXY IS SOLICITED BY:

MR. JAY FIRESTONE, DR. MICHAEL DORNEMANN, MR. CHRISTOPHER J. MCGURK, MR. DANIEL A. NINIVAGGI, DR. HAROLD T. SHAPIRO, MR. CARL C. ICAHN, MR. BRETT ICAHN, MR. JESSE LYNN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN FUND S.À R.L., DAAZI HOLDING B.V., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND 7508921 CANADA INC. (THE “PARTICIPANTS”)

VOTING CONTROL NUMBER

THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES TO CAST YOUR VOTES.

YOUR INTERNET OR FACSIMILE VOTE AUTHORIZES THE NAMED PROXIES TO

VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR

PROXY CARD BY MAIL. WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE

AND CONVENIENT WAYS OF VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.

INTERNET VOTING

Visit the Internet voting website at http:// www.cesvote.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until [    ] p.m. Eastern Standard Time on [    ], 2010.

VOTING BY MAIL

Simply sign and date your proxy card and return it in the postage-paid envelope to D.F. King & Co., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. If you are voting by facsimile or the Internet, please do not mail your proxy card.

VOTING BY FACSIMILE Simply sign and date your proxy card and return it via facsimile to (412) 299-9191.

DETACH BELOW AND RETURN USING THE ENVELOPE

PROVIDED ONLY IF YOU ARE VOTING BY MAIL.

YOUR VOTE, WHETHER BY INTERNET, MAIL OR FACSIMILE, MUST BE RECEIVED

NO LATER THAN[                ] ON [                ], DECEMBER [    ], 2010 OR, IF THE ANNUAL GENERAL MEETING OF SHAREHOLDERS IS ADJOURNED OR POSTPONED, [                ], TO BE INCLUDED IN THE VOTING RESULTS.

DETACH HERE

GOLD PROXY CARD	LIONS GATE ENTERTAINMENT CORP. ANNUAL GENERAL MEETING OF SHAREHOLDERS DECEMBER 14, 2010	GOLD PROXY CARD

THIS PROXY IS SOLICITED BY:

MR. JAY FIRESTONE, DR. MICHAEL DORNEMANN, MR. CHRISTOPHER J. MCGURK, MR. DANIEL A. NINIVAGGI, DR. HAROLD T. SHAPIRO, MR. CARL C. ICAHN, MR. BRETT ICAHN, MR. JESSE LYNN, HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN FUND S.À R.L., DAAZI HOLDING B.V., ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP. AND 7508921 CANADA INC. (THE “PARTICIPANTS”)

The undersigned hereby appoints and constitutes each of Jesse Lynn, Brett Icahn, Daniel Ninivaggi and Carl Icahn (acting alone or together), or instead of the foregoing,                                                          , as proxies, with full power of substitution in each, to represent the undersigned at the Annual General Meeting of Shareholders of Lions Gate Entertainment Corp. (“Lions Gate”) to be held at the SLS Hotel, 465 S. La Cienega Boulevard, Los Angeles, California 90048, on Tuesday, December 14, 2010 at 10:00 a.m. local time, and at any adjournments, postponements or continuations thereof (the “Annual Meeting”), hereby revoking any proxies previously given, to vote all shares of Common Stock of Lions Gate held or owned by the undersigned as directed below, and in their discretion on any amendments or variations to matters identified in the notice of meeting or upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED (I) FOR MR. JAY FIRESTONE FOR DIRECTOR; (II) FOR DR. MICHAEL DORNEMANN FOR DIRECTOR; (III) FOR MR. CHRISTOPHER J. MCGURK FOR DIRECTOR; (IV) FOR MR. DANIEL A. NINIVAGGI FOR DIRECTOR; (V) FOR DR. HAROLD T. SHAPIRO FOR DIRECTOR; (VI) FOR THE PERSONS WHO HAVE BEEN NOMINATED BY LIONS GATE TO SERVE AS DIRECTORS, OTHER THAN MR. MICHAEL BURNS, MR. HARALD LUDWIG, MR. G. SCOTT PATERSON, DR. MARK H. RACHESKY, M.D. AND MR. HARDWICK SIMMONS; (VII) FOR THE REAPPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND TO AUTHORIZE THE COMPANY’S AUDIT COMMITTEE TO DETERMINE THE REMUNERATION TO BE PAID TO ERNST & YOUNG LLP; AND (VIII) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING AND ANY CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THE PROXY STATEMENT, AS WELL AS OTHER PROXY MATERIALS DISTRIBUTED

BY THE PARTICIPANTS, ARE AVAILABLE FREE OF CHARGE ONLINE AT

WWW.READMATERIAL.COM/LIONSGATE.

SIGN, DATE AND MAIL OR FAX YOUR PROXY TODAY,

UNLESS YOU HAVE VOTED BY INTERNET.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET, MAIL OR FACSIMILE, MUST BE RECEIVED NO LATER THAN [                    ] ON [            ], DECEMBER [    ], 2010 OR, IF THE ANNUAL MEETING IS ADJOURNED OR POSTPONED, [                    ], TO BE INCLUDED IN THE VOTING RESULTS. ALL VALID PROXIES RECEIVED PRIOR TO THE MEETING WILL BE VOTED.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE PARTICIPANTS RECOMMEND A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW.

1. Election of directors — Nominees: (01) Mr. Jay Firestone (02) Dr. Michael Dornemann (03) Mr. Christopher J. McGurk (04) Mr. Daniel A. Ninivaggi (05) Dr. Harold T. Shapiro	[ ] FOR ALL NOMINEES	[ ] WITHHELD FROM ALL NOMINEES	[ ] FOR ALL EXCEPT

The persons who have been nominated by Lions Gate to serve as directors, other than: Mr. Michael Burns, Mr. Harald Ludwig, Mr. G. Scott Paterson, Dr. Mark H. Rachesky, M.D. and Mr. Hardwick Simmons.

The Participants are NOT seeking authority to vote for Mr. Michael Burns, Mr. Harald Ludwig, Mr. G. Scott Paterson, Dr. Mark H. Rachesky, M.D. and Mr. Hardwick Simmons. There is no assurance that any of the Lions Gate nominees will serve as directors if any or all of the Nominees are elected to the Board. You should refer to the proxy statement and form of proxy distributed by Lions Gate for the names, background, qualifications and other information concerning Lions Gate nominees.

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOU MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY LIONS GATE TO SERVE AS DIRECTORS OTHER THAN MICHAEL BURNS, HARALD LUDWIG, G. SCOTT PATERSON, MARK H. RACHESKY, M.D. AND HARDWICK SIMMONS BY WRITING THE NAMES OF SUCH NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).

2.	A proposal to reappoint Ernst & Young LLP as the independent registered public accounting firm for the Company and to authorize the Company’s Audit Committee to determine the remuneration to be paid to Ernst & Young LLP.	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Please be sure to sign and date this Proxy.

SIGNATURE(S) OF SHAREHOLDER(S)	DATE

SIGNATURE(S) IF HELD JOINTLY	DATE

TITLE, IF ANY